EXHIBIT 10.20


                      SHARES AND WARRANT PURCHASE AGREEMENT

      SHARES AND WARRANT PURCHASE AGREEMENT (this "Agreement") made as of _________ ____, 2004 by and between Xfone, Inc a Nevada corporation having its executive offices located at Britannia House, 960 High Road London N12 9RY, United Kingdom (the "Company"), and the purchasers identified on Exhibit 1 hereto (each a "Purchaser" and together, the "Purchasers").

      WHEREAS, each of the Purchasers has agreed (severally and not in connection with the purchase by the other Purchasers) to purchase from the Company, and the Company has agreed to sell to each of the Purchasers, shares of common stock of the Company (the "Shares") described herein; and

      WHEREAS, the Company has agreed to issue to each of the Purchasers certain warrants to purchase shares of common stock of the Company (the "Warrants") described herein.

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Purchasers and the Company agree as follows:

      Section 1. Issuance of Shares and Warrants ("Securities"). Subject to the terms and conditions of this Agreement, each Purchaser agrees, simultaneously with the execution and delivery of this Agreement, to purchase from the Company the amount of Shares (the Common Shares) set forth opposite to its name in
Exhibit 1 at a purchase price of U.S. $3.00 per share ("the purchase price"). Simultaneously with the execution and delivery of this Agreement (i) each Purchaser is paying the Purchase Price set forth on Exhibit 1 opposite to the name of such Purchaser by wire transfer of immediately available funds to the Company in accordance with the wire transfer instructions set forth on Exhibit 2 hereto and is executing and delivering to the Company an Irrevocable Proxy in favor of Guy Nissenson, the President and Chief Executive Officer of the Company in the form attached hereto as Exhibit 3; (ii) the Company is delivering to each Purchaser a stock certificate evidencing such Purchaser's ownership of the number of shares set forth in Exhibit 1 opposite to the name of such Purchaser. Simultaneously with the payment of the purchase price, the Company is issuing to each Purchaser Warrants to purchase the amount of Shares of the Company set forth on Exhibit 1 opposite to the name of such Purchaser, such Warrants to be in the forms attached hereto as Exhibits 4 and 5. Each A Warrant shall be exercisable at a price of $5.50 per share and Each B Warrant shall be exercisable at a price of $3.50 per share. Simultaneously with the execution and delivery of this Agreement, the Company and each Purchaser is executing and delivering a Registration Rights Agreement (the "Registration Rights Agreement") substantially in the form of Exhibit 6 hereto. As used herein the term "Transaction Documents" means this Agreement, the Warrants and the Registration Rights Agreement, and execution of this agreement and the Registration Rights Agreement by each Purchaser and the Company and tender of the purchase price for the Securities by each Purchaser to the Company is considered the "Closing Date". For purposes of this Agreement, the term securities refers to the common shares, warrants and shares of common stock underlying the warrants.


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      Section 2. Company Representations and Warranties.  The Company represents and warrants to each of the Purchasers severally that:

            (a) Due Incorporation. The Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the respective jurisdictions of their incorporation and have the requisite corporate power to own their properties and to carry on their business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or financial condition of the Company.

            (b) Outstanding Stock. All issued and outstanding shares of capital stock of the Company and each of its subsidiaries has been duly authorized and validly issued and are fully paid and non-assessable.

            (c) Authority; Enforceability. This Agreement, the Warrants, the Registration Agreement and any other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Company has full corporate power and authority necessary to enter into this Agreement, the Warrants, the Registration Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Company relating hereto.

            (d) Outstanding Rights to Equity. In Schedule 2(d) is a list of the outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of common stock or equity of the Company.

            (e) Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its affiliates, the Amex, the National Association of Securities Dealers, Inc., Nasdaq, SmallCap Market, the OTC Bulletin Board nor the Company's Shareholders is required for the execution and compliance by the Company of its obligations under this Agreement, except as stated herein this Agreement, and all other agreements entered into by the Company relating hereto, including, without limitation, the issuance and sale of the Securities, and the performance of the Company's obligations hereunder and under all such other agreements.

            (f) No Violation or Conflict. Assuming the representations and warranties of the Purchasers herein this Agreement are true and correct, neither the issuance and sale of the Shares and Warrants nor the performance of the Company's obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will:


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


                  (i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles of incorporation, charter or bylaws of the Company, (B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of its subsidiaries or over the properties or assets of the Company or any of its affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its affiliates, or subsidiaries is a party, by which the Company or any of its affiliates or subsidiaries is bound, or to which any of the properties of the Company or any of its affiliates or subsidiaries is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its affiliates or subsidiaries is a party except the violation, conflict, breach, or default of which would not have a material adverse effect on the Company; or

                  (ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company, its subsidiaries or any of its affiliates.

            (g) The Shares and Warrants. The Securities upon issuance:

                  (i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances, and will be subject to restrictions upon transfer, disposition and resale under the Securities Act of 1933, as amended ("the Securities Act") and any applicable state securities laws; and

                  (ii) have been, or will be, duly and validly authorized and on the date of issuance, and upon exercise of the Warrants, the Warrant Shares will be duly and validly issued, fully paid and nonassessable (and if registered pursuant to the Securities Act, and resold pursuant to an effective registration statement will be free trading and unrestricted, provided that each Purchaser complies with state and federal securities laws including the prospectus delivery requirements of the Securities Act and state securities laws); and

                  (iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company; and

                  (iv)  will  not  subject  the  holders   thereof  to  personal
liability by reason of being such holders.

            (h) Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates that would affect the execution by the Company or the performance by the Company of its obligations under this Agreement, and all other agreements entered into by the Company relating hereto. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates which litigation if adversely determined could have a material adverse effect on the Company.


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            (i)  Reporting  Company.  The  Company is  subject to the  reporting requirements of Section 15(d) of the Securities Exchange Act (the "1934 Act"). The Company has timely filed all reports ("Reports") and other materials required to be filed there under with the Securities and Exchange Commission during the preceding twelve months.

            (j) No Market Manipulation. The Company has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the common stock of the Company to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

            (k) Information Concerning Company. The Reports contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since the date of the financial statements included in the Reports, and except as modified in the other written information or in the Schedules hereto, there has been no material adverse change in the Company's business, financial condition or affairs not disclosed in the Reports. The Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made.

            (l) Stop Transfer. The Shares and Warrants, when issued, will be restricted securities. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws. The Company will not issue any stop transfer or other order impeding the sale, resale or delivery of the Securities unless contemporaneous notice of such instruction is given to the Subscriber.

            (m) Defaults. The Company is not in violation of its articles of incorporation or bylaws. The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a material adverse effect on the Company, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) not to its knowledge in violation of any statute, rule or regulation of any governmental authority which violation would have a material adverse effect on the Company.

            (n) No Integrated Offering. Except as disclosed in the Company's filings with the Securities and Exchange Commission, neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act. The Company will not conduct any offering other than the transactions contemplated hereby that will be integrated with the offer or issuance of the Securities.


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


            (o) No General Solicitation. Neither the Company, nor any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

            (p) Listing. The Company's common stock is quoted on the OTC Bulletin Board. The Company has not received any oral or written notice that its common stock will be delisted from the OTC Bulletin Board nor that its common stock does not meet all requirements for the continuation of such quotation and the Company satisfies the requirements for the continued listing of its common stock on the Bulletin Board.

            (q) No Undisclosed Liabilities. The Company has no liabilities or obligations which are material, individually or in the aggregate, which are not disclosed in the Reports and Other Written Information, other than those incurred in the ordinary course of the Company's businesses since December 31, 2002 and which, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the Company's financial condition.

            (r) No Undisclosed Events or Circumstances. Since December 31, 2002, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

            (s) Capitalization. The authorized and outstanding capital stock of the Company as of the date of this Agreement and the Closing Date are set forth on Schedule 2(s). Except as set forth in the Reports and Other Written Information and Schedule 2(d), there are no options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

            (t) Dilution. The Company's executive officers and directors have studied and fully understand the nature of the Securities being sold hereby and recognize that they have a potential dilutive effect on the interests of other holders of the Company's securities. The board of directors of the Company has concluded, in its good faith business judgment that such issuance is in the best interests of the Company.

            (u) Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, will be true and correct as of the Closing Date in all material respects, and, unless the Company otherwise notifies the Subscribers prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date for a period of three years.


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


      Section 3. Representations by the Purchasers

            Each of the Purchasers (severally and not jointly) represents and warrants to the Company as follows:

            (a) Investment Purposes. The Purchaser represents to the Company that the Purchaser is acquiring the Shares and the Warrants for its own account, for the purpose of investment, and not with a view to the distribution or resale of any thereof, and the Purchaser has no present plans to enter into any contract, undertaking, agreement or arrangement for any such distribution or resale.

            (b) Enforceability. This Agreement constitutes the Purchaser's valid and legally binding obligation enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to, or affecting the enforcement of, creditors' rights generally.

            (c) Sophistication. Each Purchaser is a sophisticated investor, and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investing in the Company's Shares and receiving the Warrants. Without limiting the foregoing, the Purchaser represents and warrants that it, he, or she is an "accredited investor," as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has the financial ability to bear the economic risk of such Purchaser's investment contemplated hereby and has adequate net worth and means of providing for its current needs and contingencies to sustain a complete loss of its investment and has no need for liquidity in its investment in the Company. Each Purchaser represents that he has previously invested in restricted securities.

            (d) Restrictions on Transferability. The Purchaser understands and agrees that (i) the Shares, the Warrants and the Shares issuable upon exercise of the Warrants (the "Securities") have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act, (ii) the Securities must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) the Securities will bear a legend to such effect and (iv) the Company will make a notation on its transfer books to such effect. Any such transfer, sale, assignment or hypothecation shall be conditioned upon receipt by the Company by an opinion of counsel satisfactory to the Company and its counsel, stating that the transferee is a permitted transferee under this Section and that such transfer does not violate the Securities Act or any state securities laws.

            (e) Access to Information. The Purchaser had access to information filed with the SEC. The Purchaser and its advisers have been afforded the opportunity to ask questions of the Company concerning the investment contemplated hereby and to obtain any additional information they have deemed necessary as a condition to making such investment.


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      Section 4. Debt;  Issuances of Securities.  No provision of this Agreement or of any other document executed and delivered by the Company in connection with this Agreement restricts, or shall be construed to restrict, in any way the ability of the Company to incur indebtedness or to issue capital stock or other equity securities (or securities convertible into equity securities) of the Company or to grant liens on its property and assets.

            Section 5. Reissuance of Securities. (a)The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in
      Section 5(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion and shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

            (b) The Purchasers agree to the imprinting, so long as is required by this Section 5(b), of a legend on any of the Securities in the following form:

            THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A
      TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

            The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

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            (c) Certificates  evidencing the Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 5(b)), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Shares or Warrant Shares pursuant to Rule 144, or (iii) if such Shares or Warrant Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under
      applicable   requirements  of  the  Securities  Act  (including   judicial
      interpretations and pronouncements issued by the Staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the Effective Date if required by the Company's transfer agent to effect the removal of the legend hereunder. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, such Warrant Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 5(c), it will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Shares or Warrant Shares, as the case may be, issued with a restrictive legend (such date, the "Legend Removal Date"), deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

            In addition to such Purchaser's other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Shares or Warrant Shares (based on the Closing Price of the Common Stock on the Legend Removal Date) subject to Section 5(c), $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered. Nothing herein shall limit such Purchaser's right to pursue actual damages for the Company's failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. In lieu of such daily liquidated damages, each Purchaser or assignee holding Securities subject to a Legend Removal Failure may, at its option, require the Company to purchase all or any portion of the Shares and Warrant Shares subject to a Legend Removal Failure held by each Purchaser or assignee at a price per share equal to 130% of the purchase price of such Shares and Warrant Shares within a period of up to twenty four months from the Closing Date.


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            Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 5 is predicated upon the Company's reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

            Section 6Blackout. The Company undertakes and covenants that until the first to occur of (i) the registration statement having been effective for one hundred and eighty (180) business days, or (ii) until all the Shares and Warrant Shares have been resold pursuant to said registration statement, the Company will not enter into any acquisition, merger, exchange or other transaction that could have the effect of delaying the effectiveness of any pending registration statement, causing an already effective registration statement to no longer be effective or current.

Section 7. Purchasers' Rights of Participation in Additional Financings

            (a) LEFT BLANK INTENTIONALLY

            (b) From the date hereof until the earlier of (a) such time as a Purchaser no longer holds any Shares or (b) 12 months after the Closing Date, if in connection with a Subsequent Financing, the Company or any subsidiary thereof shall issue any Common Stock or Common Stock Equivalents entitling any person or entity to acquire shares of Common Stock at a price per share less than the Per Share Purchase Price (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement), the Company shall, within 3 Trading Days of such issuance, issue to such Purchaser that number of additional shares of Common Stock equal to (a) the Subscription Amount paid by such Purchaser at the Closing divided by the Discounted Purchase Price, less (b) the Shares issued to such Purchaser at the Closing pursuant to this Agreement and pursuant to this Section 7. The term "Discounted Purchase Price" shall mean the amount actually paid by third parties for a share of Common Stock. The sale of Common Stock Equivalents shall be deemed to have occurred at the time of the issuance of the Common Stock Equivalents and the Discounted Purchase Price covered thereby shall also include the actual exercise or conversion price thereof at the time of the conversion or exercise (in addition to the consideration per share of Common Stock underlying the Common Stock Equivalents received by the Company upon such sale or issuance of the Common Stock Equivalents). In the case of any Subsequent Financing involving a "Variable Rate Transaction" or an "MFN Transaction" (each as defined below), the Discounted Purchase Price shall be deemed to be the lowest actual conversion or exercise price at which such securities are converted or exercised in the case of a Variable Rate Transaction, or the lowest adjustment price in the case of an MFN Transaction. If shares are issued for a consideration other than cash, the per share selling price shall be the fair value of such consideration as determined in good faith by the Board of Directors of the Company. The term "Variable Rate Transaction" shall mean a transaction in which the Company issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (x) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (y) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock. The term "MFN Transaction" shall mean a transaction in which the Company issues or sells any securities in a capital raising transaction or series of related transactions which grants to an investor the right to receive additional shares based upon future transactions of the Company on terms more favorable than those granted to the such investor in such offering. Nothing herein shall limit a Purchaser's right to pursue actual damages for the Company's failure to deliver Shares hereunder and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. Notwithstanding anything to the contrary herein, this Section 7 shall not apply in respect of the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise of or conversion of any convertible securities, options or warrants issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement, or (c) securities in connection with acquisitions or strategic investments (including, without limitation, any licensing or distribution arrangements), the primary purpose of which is not to raise capital. Additionally, prior to any issuance hereunder, a Purchaser shall have the right to continuously defer such issuances to such Purchaser for up to periods of 75 days.

      Section 8. Covenants of the Company. The Company covenants and agrees with the Subscribers as follows:

            (a) Stop Orders. The Company will advise the Subscribers, promptly after it receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

            (b) Listing. The Company shall promptly secure the listing of the shares of Common Stock to be purchased hereunder and the Warrant Shares upon each securities exchange, or quotation system, if any, upon which shares of common stock are then listed (subject to official notice of issuance) and shall maintain such listing so long as any Securities are outstanding. The Company will maintain the listing of its Common Stock on the American Stock Exchange, Nasdaq SmallCap Market, Nasdaq National Market System, OTC Bulletin Board, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock (the "Principal Market")), and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable. The Company will provide the Subscribers copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market. As of the date of this Agreement and the Closing Date, the Bulletin Board is and will be the Principal Market.

            (c) Market Regulations. The Company shall notify the Commission, the Principal Market and applicable state authorities, in accordance with their requirements, if any, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscribers and promptly provide copies thereof to Subscriber.

            (d) Reporting Requirements. From the Closing Date and until at least two (2) years after the actual effective date of the Registration Statement, the Company will (i) comply in all material respects with its reporting and filing obligations under the 1934 Act, and (ii) comply with all requirements related to any registration statement filed pursuant to this Agreement. The Company will use its best efforts not to take any action or file any document (whether or not permitted by the Securities Act or the 1934 Act or the rules there under) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said acts until the earlier of two (2) years after the actual effective date of the Registration Statement or until the registrable securities have been sold. Until the earlier of the resale of the Shares and the Warrant Shares by each Purchaser or at least two (2) years after the Warrants have been exercised, the Company will use its best efforts to continue the quotation of its Common Stock on the OTC Bulletin Board, and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the OTC Bulletin Board.

            (e) Use of Proceeds. The Purchase Price will be used by the Company for working capital and/or investment in equipment and/or for acquisitions and business development, and may not and will not be used for accrued and unpaid officer and director salaries, payment of financing related debt, redemption of redeemable notes or equity instruments of the Company nor non-trade obligations outstanding on the Closing Date.

            (f) Reservation of Common Stock. The Company undertakes to reserve from its authorized but unissued common stock, at all times that Warrants remain outstanding, a number of common shares equal to the amount of common shares issuable upon exercise of the Warrants.

            (g) Taxes. From the date of this Agreement until two (2) years after the Closing Date, the Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore.

            (h) Insurance. From the date of this Agreement until two (2) years after the Closing Date, the Company will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company's line of business, in amounts sufficient to prevent the Company from becoming a co-insurer and not in any event less than 100% of the insurable value of the property insured; and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated and to the extent available on commercially reasonable terms.

            (i) Books and Records. From the date of this Agreement until two (2) years after the Closing Date, the Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

            (j) Governmental Authorities. From the date of this Agreement until two (2) years after the Closing Date, the Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

            (k) Intellectual Property. From the date of this Agreement until two
(2) years after the Closing Date, the Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use intellectual property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

            (l) Properties. From the date of this Agreement until two (2) years after the Closing Date, the Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have a material adverse effect.

            (m) Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or Purchasers agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser, its agents, or counsel shall have executed a written agreement regarding the confidentiality and use of such information. The Purchaser understands and confirms that the Company shall be relying on the foregoing representations in effecting transactions in securities of the Company.

            (n) Securities Laws Disclosure; Publicity. The Company shall, by 8:30 a.m. Eastern time on the Trading Day following the Closing Date file a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby. Other than as set forth herein, neither the Company nor any Purchaser shall issue any such press release or otherwise make any public disclosure or statement with respect to this agreement unless such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities laws or upon request by the Securities and Exchange Commission and (ii) OTC Bulletin Board Regulations. In connection therewith, the Purchasers agree to provide the Company with articles of organization, minutes of meetings and shareholder lists as requested by the Company and as required by federal securities laws or as the Securities and Exchange Commission requests.

      Section  9.  Survival  of  covenants,   agreement,   representations   and
warranties. All covenants, agreements, representations and warranties made herein and in certificates delivered pursuant hereto shall survive the execution and delivery of this Agreement and the Warrants and shall continue in full force and effect in accordance with applicable statutes of limitations.

      Section 10. Entire agreement; Preamble, Exhibits and Schedules; no oral change. This Agreement, the Registration Rights Agreement and the Warrants embody the entire agreement and understanding between the Company and each of the Purchasers (severally) relating to the subject matter hereof, and supersede all prior agreements and understandings relating to such subject matter. The preamble to this Agreement, Exhibits and Schedules attached hereto shall constitute an integral part of this Agreement. This Agreement may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

      Section 11. Notices. Any notice required by the provisions of this Agreement will be writing and will be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day; (c) seven (7) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) three (3) days after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. Notices shall be sent to the addresses first set forth above or to such other address as a party furnishes to other parties in writing.

      Section 12. Law Governing. This Agreement shall be construed in accordance with and governed by the laws of the State of New York with respect to contracts executed and performed in the State of New York.

      Section  14.  JURISDICTION.   THE  COMPANY  AND  EACH  OF  THE  PURCHASERS
(SEVERALLY) CONSENT THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT OR THEM UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS AGREEMENT, OR ANY OTHER INSTRUMENT OR DOCUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH, SHALL BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE COMPANY AND EACH OF THE PURCHASERS (SEVERALLY), BY THEIR EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY AND IRREVOCABLY CONSENT AND SUBMIT TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDINGS. THE COMPANY AND EACH OF THE PURCHASERS (SEVERALLY) AGREE THAT PERSONAL
JURISDICTION OVER THEM MAY BE OBTAINED BY THE DELIVERY OF A SUMMONS (POSTAGE PREPAID) IN ACCORDANCE WITH THE PROVISIONS OF SECTION 11 OF THIS AGREEMENT. ASSUMING DELIVERY OF THE SUMMONS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 11 OF THIS AGREEMENT, THE COMPANY AND EACH OF THE PURCHASERS (SEVERALLY) HEREBY EXPRESSLY AND IRREVOCABLY WAIVE ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OF FORUM NON CONVENIENS OR ANY SIMILAR BASIS. EACH PARTY HERETO EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING UNDER THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

      Section 15. Successors and Assigns. All the covenants and provisions of this Agreement shall bind and inure to the benefit of the parties and their respective successors and permitted assigns hereunder. No party may assign any rights or obligations hereunder without the prior written consent of the other parties and any purported assignment without such consent shall be null and void.

      Section 16. Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waiver or consents to departure from the provisions hereof may not be given without the consent of the party against whom such waiver or consent is sought.

      Section 17. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      Section 18. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

      Section 19. Lockup. The Purchasers and the insiders of the Company will not sell shares for a price that is lower than the minimum price required for listing on NASDAQ Small Cap + US$1.00, until the Company is listed on NASDAQ Small Cap or AMEX exchange, but for no longer than 120 days from the Closing Date.

      Section 20. Expenses; Attorney's Fees. Each party shall bear its own expenses, including, without limitation, attorneys' fees, in connection with the execution, delivery and performance of this Agreement.

      Section 21. Agreement is Entire Contract. Except as specifically referenced herein, this Agreement constitutes the entire contract between the parties hereto concerning the subject matter hereof and no party shall be liable or bound to the other in any manner by any warranties, representations or covenants except as specifically set forth herein. Any previous agreement among the parties related to the transactions described herein is superseded hereby. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

      Section 22. Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


----------------------------------      ---------------------------
Xfone, Inc.            Date


By:
    ------------------------------

Title:
     -----------------------------


                                    --------------------------------


                                    By:
                                          --------------------------
                                          Name:
                                          Title:


                                     Subscription Amount: $


Address for all notices:

_________________

_________________

_________________

                                                                       Exhibit 1

Name and Address               Name of          Share   Number of    Purchase     Number of    Number of
of Purchaser              Shares Purchased      Price     Shares       Price      Warrant A    Warrant B
------------              ----------------      -----     ------       -----      ---------    ---------




                                                                       Exhibit 2

                           Wire Transfer Instructions


Barclays Bank U.K
Hampstead and Whetstone Business Centre
PO Box 12820
London N20 0WE
United Kingdom
Sort Code: 20-30-19
Swift Code: BARCGB22
Account Number: 43691022
Account Name: Xfone, Inc.

                                                                       Exhibit 3


                                IRREVOCABLE PROXY

      KNOW ALL PERSONS BY THESE PRESENTS that the undersigned does hereby make, constitute and appoint Guy Nissenson, its true and lawful attorney, for it and in its name, place and stead, to act as its proxy in respect of all of the Shares of Xfone, Inc. a Nevada based company (hereinafter referred to as the "Company"), which it now or hereafter may own or hold, including, without limitation, the right, on its behalf, to demand the call by any proper officer of the Company pursuant to the provisions of its by-laws, articles of association, memorandum of association or other organizational documents and as permitted by law of a meeting of its shareholders and at any meeting of shareholders, annual, general or special, to vote for the transaction of any and all business that may come before such meeting, or at any adjournment thereof, including, without limitation, the right to vote for the sale of all or any part of the assets of the Company and/or the liquidation and dissolution of the Company; giving and granting to his said attorney full power and authority to do and perform each and every act and thing whether necessary or desirable to be done in and about the premises, as fully as it might or could do if personally present with full power of substitution, appointment and revocation, hereby ratifying and confirming all that its said attorneys shall do or cause to be done by virtue hereof.

      This Proxy is given to Guy Nissenson in consideration of the performance of the Shares and Warrant Purchase Agreement dated _________, by and between the undersigned and other Purchasers and the Company, and this Proxy shall not be revocable or revoked by the undersigned and shall be binding upon his successors and assigns, provided, however, that this Proxy shall be null and void and shall have no force and effect, in respect of such Shares (and no other securities) so sold by the undersigned in an arm's length sale (in good faith) of the Shares to a third party that is not an Affiliate (as defined below) or related party of the Lender.

      An "Affiliate" means (A) an entity in which the undersigned owns or has the right to own directly or indirectly equity and voting share or any other kind of interest or acts as an officer thereof, or has the right and power to direct the policy and management of such company; or (B) a trust or living will or trust in which the undersigned is a beneficiary thereof; or (C) the spouse, children, parents, and any other family members up to a fourth degree of the undersigned; or (D) any trustee of the undersigned; or (E) any other person or entity which will be subject to the undersigned instructions in connection with the ordinary shares so purchased by such person or entity.

      THE UNDERSIGNED SHALL EXECUTE AND DELIVER SUCH ADDITIONAL DOCUMENTS AND INSTRUMENTS AS THE CORPORATION OR GUY NISSENSON MAY REQUIRE TO CONFIRM THE GRANT HEREBY, INCLUDING, WITHOUT LIMITATION, SUCH INSTRUMENTS AS MAY BE NECESSARY OR APPROPRIATE UNDER ISRAELI LAW.

      IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy this day of ______ ___, 2004.


                                    Name:
                                          --------------------------

                                    By:
                                          --------------------------
                                          Name:
                                          Title:

                                                                       Exhibit 4


                                    WARRANT A

THE WARRANT EVIDENCED OR CONSTITUTED HEREBY, AND ALL ORDINARY SHARES ISSUABLE HEREUNDER, HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT") AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (i) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (ii) THE SALE OF SUCH SECURITIES HAS BEEN REGISTERED UNDER THE ACT.


                        WARRANT TO PURCHASE COMMON STOCK
                                 OF XFONE, INC.

NO. _

THIS CERTIFIES THAT, for value received, ________________, (the "HOLDER"), is entitled, subject to the terms and conditions of this Warrant, to purchase from Xfone, Inc. a Nevada corporation (the "COMPANY"), at a price per share as specified below up to ________ shares, subject to the terms and provisions of this Warrant (and subject to adjustment for stock splits, recapitalization events and the like) (the "WARRANT SHARES").

      Terms used herein and not otherwise defined shall have the meaning assigned thereto in the Shares and Warrants Purchase Agreement dated ________ ____, 2004 between the Holder and the Company attached hereto as Exhibit 1 (the "AGREEMENT").

      All herein is subject to the fulfillment of the terms and conditions by the Holder are subject to the full payment of the Shares by the Purchaser in the Agreement as described herein.

      1. CERTAIN DEFINITIONS. As used in this Warrant the following terms shall have the following respective meanings:

      "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

      "REGISTERED HOLDER" means any Holder in whose name this Warrant is registered upon the books and records maintained by the Company.

      "WARRANT" as used herein, includes this Warrant and any warrant delivered in substitution or exchange therefore as provided herein.

2.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      2.1 Due Authorization; Consents. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of, and the performance of all obligations of the Company under, this Warrant, and the authorization, issuance, reservation for issuance and delivery of all of the Warrant Shares, has been taken. This Warrant is a valid and binding obligation of the Company enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors' rights generally and to general equitable principles. All consents, approvals and authorizations of, and registrations, qualifications and filings with, any federal or state governmental agency, authority or body, or any third party, required in connection with the execution, delivery and performance of this Warrant and the consummation of the transactions contemplated hereby have been obtained.

      2.2 Governmental Consents. All consents, approvals, orders, authorizations or registrations, qualifications, designations, declarations or filings with any governmental authority on the part of Company required in connection with the consummation of the transactions contemplated herein have been obtained.

      2.3 Compliance with Other Instruments. The execution, delivery and performance of and compliance with this Warrant and the consummation of the transactions contemplated hereby will not be in conflict with or constitute, with or without the passage of time or the giving of notice or both, either a default under the Memorandum of Association, Articles of Association, other constitutive document, or any agreement or contract of the Company, or a violation of any statutes, laws, regulations or orders, or an event which results in the creation of any lien, charge or encumbrance upon any asset of the Company.

3.    EXERCISE OF WARRANT

      3.1. Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised, in whole or in part with respect to the applicable number of Warrant Shares, at an exercise price (the "Exercise Price") of U.S. $5.50 per Warrant Share.

      3.2 Net Issue Exercise. In lieu of exercising this Warrant, the Holder may elect to receive Shares equal to the value of this Warrant if the registration statement is not effective after 12 months from the Closing Date (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

                        X = Y (A-B)

                            -------

                               A


              Where X     =    the number of the Shares to be issued to
                               the Holder.

                    Y     =    the number of the Shares purchasable under
                               this Warrant.

                    A     =    the fair market  value of one Share on the date
                               of determination.

                    B     =    the per share  Exercise  Price (as  adjusted to
                               the date of such calculation).

                        (c) Fair Market  Value.  For purposes of this Section 1,
                          the per share fair market value of the Shares shall mean:

                               (i) If the  Company's  Common  Stock is  publicly
                          traded, the per share fair market value of the Shares shall be the average of the closing prices of the Common Stock as quoted on the Nasdaq National Market or the principal exchange on which the Common Stock is listed, or if not so listed then the fair market value shall be the average of the closing bid prices of the Common Stock as published in The Wall Street Journal, in each case for the fifteen trading days ending five trading days prior to the date of determination of fair market value;

                               (ii) If the Company's Common Stock is not so publicly traded, the per share fair market value of the Shares shall be such fair market value as is determined in good faith by the Board of Directors of the Company after taking into consideration factors it deems appropriate, including, without limitation, recent sale and offer prices of the capital stock of the Company in private transactions negotiated at arm's length.

            3.3. (i) The Holder may exercise this Warrant in respect of the applicable number of Warrant Shares, at any time or from time to time by the delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached hereto as Exhibit 2 (the "NOTICE OF EXERCISE"), duly executed by the Holder, at the principal office of the Company, and as soon as practicable after such date, surrendering:

            (a) this Warrant at the principal office of the Company, and

            (b) payment, (i) in cash (by check) or by wire transfer, of an amount equal to the product obtained by multiplying the number of shares of Warrant Shares being purchased upon such exercise by the then applicable Exercise Price, (and the Warrant Shares shall be issued as soon as practicable after five (5) days commencing the payment day), except that if Holder is subject to HSR Act Restrictions (as defined in Section 3.4 below), the Exercise Amount shall be paid to the Company within five (5) business days of the termination of all HSR Act Restrictions (and the Warrant Shares shall be issued as soon as practicable after five (5) days commencing the payment day). Certificates for shares purchased hereunder shall be delivered to the Holder within three (3) business days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price. If the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 3.3(b) by the close of business on the third business day after the date of exercise, then the Holder will have the right to rescind such exercise.

            (ii) Provided, however, that under no circumstances may the Holder exercise, and in no event shall the Company be obligated to honor any exercise of this Warrant to the extent the result of such exercise and issuance of Warrant Shares pursuant thereto would result (after giving effect to such issuance) in the Holder owning 4.9% or more of the then outstanding Ordinary Shares of the Company. To the extent any such exercise is not honored pursuant to the foregoing proviso, the shares withheld from such exercise shall remain available for issuance upon subsequent exercise of this Warrant, subject to such proviso.

      3.4. Fractional Shares. The Company shall pay the Holder cash in lieu of any fraction of a share equal to such fraction of the Exercise Price of one whole share of Warrant Shares. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant.

      3.5. HSR Act. The Company hereby acknowledges that exercise of this Warrant by Holder may subject the Company and/or the Holder to the filing requirements of the HSR Act and that Holder may be prevented from exercising this Warrant until the expiration or early termination of all waiting periods imposed by the HSR Act ("HSR ACT RESTRICTIONS").

      3.6. Partial Exercise; Effective Date of Exercise. In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Warrant Shares purchasable hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. However, if Holder is subject to HSR Act filing requirements this Warrant shall be deemed to have been exercised on the date immediately following the date of the expiration of all HSR Act Restrictions. The person entitled to receive the shares of Warrant Shares issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

      3.7 Expiration of Warrant. This Warrant shall expire, with respect to the applicable number of Warrant Shares only, on the earlier to occur of : (a) the date that is five (5) years following the date of this Warrant; (b) [intentionally omitted]; (c) The Company can call the Warrants before the end of the 5 years, if the underlying shares are registered and the closing price of the Share in the market is $12 or higher for 20 consecutive trading days, subject to there being an effective registration statement and 10 days written notice to the Holder.

4. VALID ISSUANCE; TAXES. All shares of Warrant Shares issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Warrant Shares in any name other than that of the Registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

5. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. In addition to any adjustment to the Warrant Shares required by the terms of such Warrant Shares in the Company's Articles of Association, the number of shares of Warrant Shares issuable upon exercise of this Warrant (or any shares of stock or other securities or property receivable or issuable upon exercise of this Warrant) and the Purchase Price are subject to adjustment upon occurrence of the following events:

      5.1. Adjustment for Share Splits, Share Subdivisions or Combinations of Shares. The Purchase Price of this Warrant shall be proportionally decreased and the number of shares of Warrant Shares issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any stock split or subdivision of the Company's Warrant Shares or Ordinary Shares. The Purchase Price of this Warrant shall be proportionally increased and the number of shares of Warrant Shares issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any combination of the Company's Shares.

      5.2. Adjustment for Dividends or Distributions of Shares or Other Securities or Property. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Warrant Shares (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (a) securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the shares of Warrant Shares (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this Section

      5.3. Reclassification. If the Company, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Purchase Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this Section 5. No adjustment shall be made pursuant to this Section 5.3 upon any conversion or redemption of the Warrant Shares which is the subject of Section 5.5.

      5.4. Adjustment for Capital Reorganization, Merger or Consolidation. In case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 5. The foregoing provisions of this Section 5.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

6. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment in the Purchase Price, or number or type of shares issuable upon exercise of this Warrant, the Chief Financial Officer or Controller of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Purchase Price. The Company shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

7. LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

8. RESERVATION OF WARRANT SHARES. The Company hereby covenants that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Warrant Shares or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, will take all steps necessary to amend its Articles of Association to provide sufficient reserves of shares of Warrant Shares issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing share certificates to execute and issue the necessary certificates for shares of Warrant Shares upon the exercise of this Warrant.

9. RESTRICTIONS ON TRANSFER. The Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with the SEC under the Securities Act of 1933 (the "ACT"), covering the disposition or sale of this Warrant or the Warrant Shares issued or issuable upon exercise hereof as the case may be, and registration or qualification under applicable state securities laws, such Holder will not sell, transfer, pledge, or hypothecate any or all such Warrants or Warrant Shares, unless such transfer is performed in compliance with the provisions of the Company's Articles of Association and either (i) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (ii) the sale of such securities has been registered under the Act.

10. COMPLIANCE WITH SECURITIES LAWS. By acceptance of this Warrant, the Holder hereby represents, warrants and covenants that any shares of stock purchased upon exercise of this Warrant shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof; that the Holder has had such opportunity as such Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the Company; that the Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; that the Holder understands that the shares of stock acquired pursuant to the exercise of this Warrant will not be registered under the Act (unless otherwise required pursuant to exercise by the Holder of the registration rights, if any, previously granted to the registered Holder) and will be "restricted securities" within the meaning of Rule 144 under the Act and that the exemption from registration under Rule 144 will not be available for at least one year from the date of exercise of this Warrant, subject to any special treatment by the SEC for exercise of this Warrant, and even then will not be available unless a public market then exists for the stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all stock certificates representing shares of stock issued to the Holder upon exercise of this Warrant may have affixed thereto a legend substantially in the following form:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

11. NO RIGHTS OR LIABILITIES AS SHAREHOLDERS. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company. In the absence of affirmative action by the Holder to purchase Warrant Shares by exercise of this Warrant no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a shareholder of the Company for any purpose.

12. REPRESENTATIONS AND WARRANTIES BY THE HOLDER. The Holder represents and warrants to the Company as follows:

            (a) This Warrant and the Shares issuable upon exercise thereof are being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "Act"). Upon exercise _____________ of ____________ this _____________ Warrant, _____________
the ____________ Holder shall, if so requested by the Company, confirm in writing, in a form satisfactory to the Company, that the securities issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

            (b) The Holder understands that the Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration.

            (c) The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

            (d) The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

13. NOTICES. All notices and other communications hereunder shall be in writing and shall be given in person, by registered mail (registered international air mail if mailed internationally), by an overnight courier service which obtains a receipt to evidence delivery, or by facsimile transmission (provided that written confirmation of receipt is provided), addressed as set forth below:

If to the Company:        XFONE, Inc.
                          Brittania House
                          960 High Road
                          London N12 9RY
                          United Kingdom

If to the Holder:

                        --------------------------------

                        --------------------------------

                        --------------------------------

                        --------------------------------

                        --------------------------------

Or such other address as any party may designate to the other in accordance with the aforesaid procedure. All notices and other communications delivered in person or by courier service shall be deemed to have been given as of three (3) business days after sending thereof, those given by facsimile transmission shall be deemed given twenty-four hours following transmission, and all notices and other communications sent by registered mail (or air mail if the posting in international) shall be deemed given seven (7) days after posting.

14. HEADINGS. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

15. GOVERNING LAW; JURISDICTION. Any claim arising under or relating to this Warrant, shall be governed by the laws of the State of New York, without regard to principles of conflict of laws. Each party hereto consents that any legal action or proceeding against it under, arising out of or in any manner relating to this Warrant shall be brought exclusively in the courts of the State of New York located in New York County or in the United States District Court for the Southern District of New York. Each party hereto expressly waives any right to a trial by jury in any action or proceeding under this Warrant, and agrees that any such action or proceeding shall be tried before a court and not before a jury.

16. NO IMPAIRMENT. The Company will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Warrant Shares upon exercise of this Warrant.

17.   NOTICES OF RECORD DATE. In case:

      17.1. the Company shall take a record of the holders of its Warrant Shares (or other stock or securities at the time receivable upon the exercise of this Warrant), for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

      17.2. of any consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the share capital of the Company, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company's stock are to receive stock, securities or property of another corporation; or

      17.3. of any voluntary dissolution, liquidation or winding-up of the Company; or

      17.4. of any redemption or conversion of all outstanding Ordinary Shares or Warrant Shares;

then, and in each such case, if applicable, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Warrant Shares, Ordinary
Shares or (such stock or securities as at the time are receivable upon the exercise of this Warrant), shall be entitled to exchange their shares of Warrant Shares, Ordinary Shares (or such other stock or securities), for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered at least ten (10) days prior to the date therein specified.

18.  SEVERABILITY.  If any term,  provision,  covenant  or  restriction  of this
Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

19. COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and delivered by facsimile, and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

20. NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which prohibits the rights granted to the Holders of this Warrant. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company's securities under any other agreements, except rights that have been waived or lapsed.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of ____________ , 2004.



HOLDER:                                  XFONE,INC
        -----------------------


By:                                      By:
   ----------------------------             --------------------------


-------------------------------          -----------------------------
Printed Name                             Printed Name


-------------------------------          -----------------------------
Title                                    Title

                                    EXHIBIT 1

                                    AGREEMENT

                                    EXHIBIT 2

                               NOTICE OF EXERCISE

                    (To be executed upon exercise of Warrant)


XFONE, INC.                                                  WARRANT NO. __

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, the securities of Xfone, Inc., as provided for therein, and (check the applicable box):

|_| Tenders herewith payment of the exercise price in full in the form of cash or (by check) or by wire transfer in same-day funds in the amount of $____________ for _________ such securities, pursuant to the Warrant.

|_| Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and social security number):


Name:
                 ----------------------------------------------

Address:
                 ----------------------------------------------

Signature:
                 ----------------------------------------------


Note: The above signature should correspond exactly with the name on the first page of the Warrant Certificate to which this notice is attached as Exhibit 2.

If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable there under rounded up to the next higher whole number of shares.

                                                                       Exhibit 4


                                    WARRANT B

THE WARRANT EVIDENCED OR CONSTITUTED HEREBY, AND ALL ORDINARY SHARES ISSUABLE HEREUNDER, HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT") AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (i) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (ii) THE SALE OF SUCH SECURITIES HAS BEEN REGISTERED UNDER THE ACT.


                        WARRANT TO PURCHASE COMMON STOCK
                                 OF XFONE, INC.

NO. _

      THIS CERTIFIES THAT, for value received, ___________ (the "HOLDER"), is entitled, subject to the terms and conditions of this Warrant, to purchase from Xfone, Inc. a Nevada corporation (the "COMPANY"), at a price per share as specified below up to ________ Shares, subject to the terms and provisions of this Warrant (and subject to adjustment for stock splits, recapitalization events and the like) (the "WARRANT SHARES").

      Terms used herein and not otherwise defined shall have the meaning assigned thereto in the Shares and Warrants Purchase Agreement dated ________ ____, 2004 between the Holder and the Company attached hereto as Exhibit 1 (the "AGREEMENT").

      All herein is subject to the fulfillment of the terms and conditions by the Holder are subject to the full payment of the Shares by the Purchaser in the Agreement as described herein.

1. CERTAIN DEFINITIONS. As used in this Warrant the following terms shall have the following respective meanings:

      "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

      "REGISTERED HOLDER" means any Holder in whose name this Warrant is registered upon the books and records maintained by the Company.

      "WARRANT" as used herein, includes this Warrant and any warrant delivered in substitution or exchange therefore as provided herein.

2.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      2.1 Due Authorization; Consents. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of, and the performance of all obligations of the Company under, this Warrant, and the authorization, issuance, reservation for issuance and delivery of all of the Warrant Shares, has been taken. This Warrant is a valid and binding obligation of the Company enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors' rights generally and to general equitable principles. All consents, approvals and authorizations of, and registrations, qualifications and filings with, any federal or state governmental agency, authority or body, or any third party, required in connection with the execution, delivery and performance of this Warrant and the consummation of the transactions contemplated hereby have been obtained.

      2.2 Governmental Consents. All consents, approvals, orders, authorizations or registrations, qualifications, designations, declarations or filings with any governmental authority on the part of Company required in connection with the consummation of the transactions contemplated herein have been obtained.

      2.3 Compliance with Other Instruments. The execution, delivery and performance of and compliance with this Warrant and the consummation of the transactions contemplated hereby will not be in conflict with or constitute, with or without the passage of time or the giving of notice or both, either a default under the Memorandum of Association, Articles of Association, other constitutive document, or any agreement or contract of the Company, or a violation of any statutes, laws, regulations or orders, or an event which results in the creation of any lien, charge or encumbrance upon any asset of the Company.

3.    EXERCISE OF WARRANT

      3.1. Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised, in whole or in part with respect to the applicable number of Warrant Shares, at an exercise price (the "Exercise Price") of U.S. $3.50 per Warrant Share.

      3.2 Net Issue Exercise. In lieu of exercising this Warrant, the Holder may elect to receive Shares equal to the value of this Warrant if the registration statement is not effective after 12 months from the Closing Date (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

                        X = Y (A-B)

                            -------

                               A

              Where X     =   the  number  of the  Shares to be issued to the
                              Holder.

                    Y     =   the number of the Shares purchasable under this
                              Warrant.

                    A     =   the fair market  value of one Share on the date
                              of determination.

                    B     =   the per share  Exercise  Price (as  adjusted to
                              the date of such calculation).

                        (c) Fair Market  Value.  For purposes of this Section 1,
                          the per share fair market value of the Shares shall mean:

                               (i) If the  Company's  Common  Stock is  publicly
                          traded, the per share fair market value of the Shares shall be the average of the closing prices of the Common Stock as quoted on the Nasdaq National Market or the principal exchange on which the Common Stock is listed, or if not so listed then the fair market value shall be the average of the closing bid prices of the Common Stock as published in The Wall Street Journal, in each case for the fifteen trading days ending five trading days prior to the date of determination of fair market value;

                               (ii) If the Company's Common Stock is not so publicly traded, the per share fair market value of the Shares shall be such fair market value as is determined in good faith by the Board of Directors of the Company after taking into consideration factors it deems appropriate, including, without limitation, recent sale and offer prices of the capital stock of the Company in private transactions negotiated at arm's length.

            3.3. (i) The Holder may exercise this Warrant in respect of the applicable number of Warrant Shares, at any time or from time to time by the delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached hereto as Exhibit 2 (the "NOTICE OF EXERCISE"), duly executed by the Holder, at the principal office of the Company, and as soon as practicable after such date, surrendering:

            (a) this Warrant at the principal office of the Company, and

            (b) payment, (i) in cash (by check) or by wire transfer, of an amount equal to the product obtained by multiplying the number of shares of Warrant Shares being purchased upon such exercise by the then applicable Exercise Price, (and the Warrant Shares shall be issued as soon as practicable after five (5) days commencing the payment day), except that if Holder is subject to HSR Act Restrictions (as defined in Section 3.4 below), the Exercise Amount shall be paid to the Company within five (5) business days of the termination of all HSR Act Restrictions (and the Warrant Shares shall be issued as soon as practicable after five (5) days commencing the payment day). Certificates for shares purchased hereunder shall be delivered to the Holder within three (3) business days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price. If the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 3.3(b) by the close of business on the third business day after the date of exercise, then the Holder will have the right to rescind such exercise.

            (ii) Provided, however, that under no circumstances may the Holder exercise, and in no event shall the Company be obligated to honor any exercise of, this Warrant to the extent the result of such exercise and issuance of Warrant Shares pursuant thereto would result (after giving effect to such issuance) in the Holder owning 4.9% or more of the then outstanding Ordinary Shares of the Company. To the extent any such exercise is not honored pursuant to the foregoing proviso, the shares withheld from such exercise shall remain available for issuance upon subsequent exercise of this Warrant, subject to such proviso.

      3.4 Fractional Shares. The Company shall pay the Holder cash in lieu of any fraction of a share equal to such fraction of the Exercise Price of one whole share of Warrant Shares. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant.

      3.5. HSR Act. The Company hereby acknowledges that exercise of this Warrant by Holder may subject the Company and/or the Holder to the filing requirements of the HSR Act and that Holder may be prevented from exercising this Warrant until the expiration or early termination of all waiting periods imposed by the HSR Act ("HSR ACT RESTRICTIONS").

      3.6. Partial Exercise; Effective Date of Exercise. In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Warrant Shares purchasable hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. However, if Holder is subject to HSR Act filing requirements this Warrant shall be deemed to have been exercised on the date immediately following the date of the expiration of all HSR Act Restrictions. The person entitled to receive the shares of Warrant Shares issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

      3.7 Expiration of Warrant. This Warrant shall expire, with respect to the applicable number of Warrant Shares only, on the earlier to occur of: (a) 10 days after the Company provides notice to the Holder that the Company's common stock has been approved for listing on NASDAQ Small Cap or the American Stock Exchange or 10 days following effectiveness of the registration statement to be filed by the company pursuant to the Registration Rights Agreement between the Holder and the Company of even date hereof; (b) the date that is 375 days following the date of this Warrant; (c) [intentionally omitted]; (d) The Company can call the Warrants before the end of the180 days, if the closing price of the Share in the market is $12 or higher for 20 consecutive trading days, subject to there being an effective registration statement and 10 days written notice to the Holder.

4. VALID ISSUANCE; TAXES. All shares of Warrant Shares issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Warrant Shares in any name other than that of the Registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

5. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. In addition to any adjustment to the Warrant Shares required by the terms of such Warrant Shares in the Company's Articles of Association, the number of shares of Warrant Shares issuable upon exercise of this Warrant (or any shares of stock or other securities or property receivable or issuable upon exercise of this Warrant) and the Purchase Price are subject to adjustment upon occurrence of the following events:

      5.1. Adjustment for Share Splits, Share Subdivisions or Combinations of Shares. The Purchase Price of this Warrant shall be proportionally decreased and the number of shares of Warrant Shares issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any stock split or subdivision of the Company's Warrant Shares or Ordinary Shares. The Purchase Price of this Warrant shall be proportionally increased and the number of shares of Warrant Shares issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any combination of the Company's Shares.

      5.2. Adjustment for Dividends or Distributions of Shares or Other Securities or Property. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Warrant Shares (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (a) securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the shares of Warrant Shares (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this Section 5.

      5.3. Reclassification. If the Company, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Purchase Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this Section 5. No adjustment shall be made pursuant to this Section 5.3 upon any conversion or redemption of the Warrant Shares which is the subject of Section 5.5.

      5.4. Adjustment for Capital Reorganization, Merger or Consolidation. In case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 5. The foregoing provisions of this Section 5.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

6. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment in the Purchase Price, or number or type of shares issuable upon exercise of this Warrant, the Chief Financial Officer or Controller of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Purchase Price. The Company shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

7. LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

8. RESERVATION OF WARRANT SHARES. The Company hereby covenants that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Warrant Shares or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, will take all steps necessary to amend its Articles of Association to provide sufficient reserves of shares of Warrant Shares issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing share certificates to execute and issue the necessary certificates for shares of Warrant Shares upon the exercise of this Warrant.

9. RESTRICTIONS ON TRANSFER. The Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with the SEC under the Securities Act of 1933 (the "ACT"), covering the disposition or sale of this Warrant or the Warrant Shares issued or issuable upon exercise hereof as the case may be, and registration or qualification under applicable state securities laws, such Holder will not sell, transfer, pledge, or hypothecate any or all such Warrants or Warrant Shares, unless such transfer is performed in compliance with the provisions of the Company's Articles of Association and either (i) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (ii) the sale of such securities has been registered under the Act.

10. COMPLIANCE WITH SECURITIES LAWS. By acceptance of this Warrant, the Holder hereby represents, warrants and covenants that any shares of stock purchased upon exercise of this Warrant shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof; that the Holder has had such opportunity as such Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the Company; that the Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; that the Holder understands that the shares of stock acquired pursuant to the exercise of this Warrant will not be registered under the Act (unless otherwise required pursuant to exercise by the Holder of the registration rights, if any, previously granted to the registered Holder) and will be "restricted securities" within the meaning of Rule 144 under the Act and that the exemption from registration under Rule 144 will not be available for at least one year from the date of exercise of this Warrant, subject to any special treatment by the SEC for exercise of this Warrant, and even then will not be available unless a public market then exists for the stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all stock certificates representing shares of stock issued to the Holder upon exercise of this Warrant may have affixed thereto a legend substantially in the following form:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

11. NO RIGHTS OR LIABILITIES AS SHAREHOLDERS. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company. In the absence of affirmative action by the Holder to purchase Warrant Shares by exercise of this Warrant no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a shareholder of the Company for any purpose.

12. REPRESENTATIONS AND WARRANTIES BY THE HOLDER. The Holder represents and warrants to the Company as follows:

            (a) This Warrant and the Shares issuable upon exercise thereof are being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "Act"). Upon exercise _________ of ____________ this _____________ Warrant, _____________ the
____________ Holder shall, if so requested by the Company, confirm in writing, in a form satisfactory to the Company, that the securities issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

            (b) The Holder understands that the Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration.

            (c) The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

            (d) The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

13. NOTICES. All notices and other communications hereunder shall be in writing and shall be given in person, by registered mail (registered international air mail if mailed internationally), by an overnight courier service which obtains a receipt to evidence delivery, or by facsimile transmission (provided that written confirmation of receipt is provided), addressed as set forth below:

If to the Company:        XFONE, Inc.
                          Britannia House
                          960 High Road
                          London N12 9RY
                          United Kingdom

If to Holder:

                        --------------------------------

                        --------------------------------

                        --------------------------------

                        --------------------------------

                        --------------------------------



Or such other address as any party may designate to the other in accordance with the aforesaid procedure. All notices and other communications delivered in person or by courier service shall be deemed to have been given as of three (3) business days after sending thereof, those given by facsimile transmission shall be deemed given twenty-four hours following transmission, and all notices and other communications sent by registered mail (or air mail if the posting in international) shall be deemed given seven (7) days after posting.

14. HEADINGS. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

15. GOVERNING LAW; JURISDICTION. Any claim arising under or relating to this Warrant, shall be governed by the laws of the State of New York, without regard to principles of conflict of laws. Each party hereto consents that any legal action or proceeding against it under, arising out of or in any manner relating to this Warrant shall be brought exclusively in the courts of the State of New York located in New York County or in the United States District Court for the Southern District of New York. Each party hereto expressly waives any right to a trial by jury in any action or proceeding under this Warrant, and agrees that any such action or proceeding shall be tried before a court and not before a jury.

16. NO IMPAIRMENT. The Company will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefore upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Warrant Shares upon exercise of this Warrant.

17.   NOTICES OF RECORD DATE. In case:

      17.1. the Company shall take a record of the holders of its Warrant Shares (or other stock or securities at the time receivable upon the exercise of this Warrant), for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

      17.2. of any consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the share capital of the Company, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company's stock are to receive stock, securities or property of another corporation; or

      17.3. of any voluntary dissolution, liquidation or winding-up of the Company; or

      17.4. of any redemption or conversion of all outstanding Ordinary Shares or Warrant Shares;

then, and in each such case, if applicable, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Warrant Shares, Ordinary
Shares or (such stock or securities as at the time are receivable upon the exercise of this Warrant), shall be entitled to exchange their shares of Warrant Shares, Ordinary Shares (or such other stock or securities), for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered at least ten (10) days prior to the date therein specified.

18.  SEVERABILITY.  If any term,  provision,  covenant  or  restriction  of this
Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

19. COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and delivered by facsimile, and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

20. NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which prohibits the rights granted to the Holders of this Warrant. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company's securities under any other agreements, except rights that have been waived or lapsed.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of ________ ____, 2004.



HOLDER:                                        XFONE, INC
       ------------------------

By:                                            By:
   ------------------------                       --------------------------



---------------------------                    -----------------------------
Printed Name                                   Printed Name


---------------------------                    -----------------------------
Title                                          Title

                                    EXHIBIT 1

                                    AGREEMENT

                                    EXHIBIT 2

                               NOTICE OF EXERCISE

                    (To be executed upon exercise of Warrant)

XFONE, INC.                                                  WARRANT B NO. __


The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, the securities of Xfone, Inc., as provided for therein, and (check the applicable box):

|_| Tenders herewith payment of the exercise price in full in the form of cash or (by check) or by wire transfer in same-day funds in the amount of $____________ for _________ such securities, pursuant to the Warrant.

|_| Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and social security number):


Name:
                 ----------------------------------------------

Address:
                 ----------------------------------------------

Signature:
                 ----------------------------------------------


Note: The above signature should correspond exactly with the name on the first page of the Warrant Certificate to which this notice is attached as Exhibit 2.

If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable there under rounded up to the next higher whole number of shares.

                                                                       EXHIBIT 6

                          REGISTRATION RIGHTS AGREEMENT


      This Registration Rights Agreement (this "Agreement") is made and entered into as of ________ ____, 2004 by and between Xfone, Inc a Nevada corporation having its executive offices located at Britannia House, 960 High Road London N12 9RY, United Kingdom (the "Company"), and the purchasers identified on
Exhibit 1 hereto (each a "Purchaser" and together, the "Purchasers").

      This Agreement is made pursuant to the Shares and Warrants Purchase Agreement, dated as of the date hereof among the Company and the Purchasers (the "Purchase Agreement").

      The Company and the Purchasers hereby agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

            "Effectiveness Date" means, with respect to the Registration Statement required to be filed hereunder, the earlier of (a) the 120th calendar day following the Closing Date as defined in the Purchase Agreement. and (b) the tenth Trading Day following the date on which the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments.

            "Effectiveness Period" shall have the meaning set forth in Section 2(a).

            "Exchange Act" means the Securities and Exchange Act of 1934, as amended.

            "Filing Date" means, with respect to the Registration Statement required to be filed hereunder, the 45th calendar day following the Closing Date as defined in the Purchase Agreement.

            "Holder" or "Holders" means the holder or holders or Purchasers, as the case may be, from time to time of Registrable Securities.

            "Indemnified  Party"  shall  have the  meaning  set forth in Section
      5(c).

            "Indemnifying  Party"  shall have the  meaning  set forth in Section
      5(c).

            "Losses" shall have the meaning set forth in Section 5(a).

            "Proceeding"  means  an  action,   claim,  suit,   investigation  or
      proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

            "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

            "Registrable Securities" means the Shares and the Warrant Shares, together with any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

            "Registration Statement" means the registration statements required to be filed hereunder, including (in each case) the Prospectus, amendments and supplements to the registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the registration statement.

            "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            "Securities Act" means the Securities Act of 1933, as amended.

      2.    Registration.

            (a) On or prior to the Filing Date, the Company shall use its best efforts to prepare and file with the Commission the Registration Statement covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement required hereunder shall be on Form SB-2 and shall register the resale of the Shares and the Warrant Shares. The Company shall use its best efforts to cause the Registration Statement to become effective and remain effective as provided herein. The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event not later than the Effectiveness Date, and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of the date when all Registrable Securities covered by the Registration Statement (a) have been sold, transferred or disposed of pursuant to the Registration Statement or an exemption from the registration requirements of the Securities Act or (b) may be sold by non-affiliates without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent (the "Effectiveness Period").

            (b) If: a Registration Statement is (i) not filed on or prior to its Filing Date the Company shall pay to each Holder an amount in shares, as liquidated damages and not as a penalty, equal to 1% of the aggregate Shares purchased by such Holder pursuant to the Purchase Agreement for any Registrable Securities then held by such Holder; and if (ii) the Registration Statement is not declared effective by the Commission on or before the Effectiveness Date, or (iii) after a Registration Statement is first declared effective by the Commission, it ceases for any reason to remain continuously effective as to all Registrable Securities not sold, disposed of or transferred for which it is required to be effective, or the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities through no fault of their own, for in any such cases twenty Trading Days (which need not be consecutive days) in the aggregate during any 12-month period (any such failure or breach being referred to as an "Event," and for purposes of clause (i) or (ii) the date on which such Event occurs, or for purposes of clause (ii) the date which such Trading Day period is exceeded, or for purposes of clause (iii) the date on which such twenty Trading Day period is exceeded, being referred to as "Event Date"), then in addition to any other rights the Holders may have hereunder or under applicable law: on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured or no more than a total of twelve months from the Closing Date, the Company shall pay to each Holder an amount in shares, as liquidated damages and not as a penalty, equal to 2% of the aggregate Shares owned by such Holder pursuant to the Purchase Agreement for any Registrable Securities then held by such Holder no more than a total of twelve months from the Closing date. In no way will the Company pay more than 2% per month if the Company misses both the Filing Date and Effective Date. The liquidated damages pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of an Event.

      3.    Registration Procedures

            i.  In  connection  with  the  Company's  registration   obligations
            hereunder, the Company shall:

            (a) Not less than five Trading Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, and subject to the Purchase Agreement (i) furnish to the Holders copies of all such documents proposed to be filed (including documents incorporated or deemed incorporated by reference to the extent requested by such Person and not available on the EDGAR system), which documents will be provided for the review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel of the Company to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith. Should Holders object, all liquidated damages and/or penalties set forth herein shall be waived. For purposes of this paragraph objection by Holders of any disclosure required to be made under Federal Securities laws as determined by Company's counsel shall not be deemed to be in good faith.

            (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and attempt in good faith to respond within ten Trading Days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and, as promptly as reasonably possible, upon request, provide its counsel true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statement.

            (c) Notify the Holders of Registrable Securities as promptly as reasonably possible (and, in the case of (i)(A) below, not less than five trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing promptly following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of the Registration Statement and whenever the Commission comments in writing on the Registration Statement (the Company shall upon request provide true and complete copies thereof and all written responses thereto to each of the Holders); and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (d) Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

            (e) Furnish to each Holder upon request, without charge, at least one conformed copy of the Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Holder, and all exhibits to the extent requested by such Holder (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

            (f) Promptly deliver to each Holder, without charge, the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Holder may reasonably request in connection with resales by the Holder of Registrable Securities. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(c).

            (g) Prior to any resale of Registrable  Securities by a Holder,  use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction (i) where it is not then so qualified,
      (ii) that would subject the Company to any material tax in any such jurisdiction where it is not then so subject or (iii) that would require the Company to file a general consent to service of process in any such jurisdiction.

            (h) If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request so long as such transfers are in compliance with federal and state securities laws.

            (i) Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (ii) through (v) of Section 3(c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(i) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of liquidated damages pursuant to Section 2(b), for a period not to exceed 60 days (which need not be consecutive days).

            (j) Comply with all applicable rules and regulations of the Commission.

            (k) The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, the Person thereof that has voting and dispositive control over the Shares. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this agreement, that each of the Holders shall furnish to the Company the information regarding them specified immediately above, and as to the Registrable Securities of any particular Holder, that such Holder respond to any specific written comments from the SEC with respect to such Holder.

      4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold, disposed of or transferred pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses
(A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for
Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. All selling expenses relating to securities registered by the Holders shall be borne by the Holders of such securities.

      5.    Indemnification

            (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, to the extent arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except in the following circumstances: The Company shall not indemnify or hold harmless each Holder if (1) such untrue or alleged untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder, or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

            (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents, and employees, and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based upon: (x) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue or alleged statement or omission is contained in any information so furnished in writing by such Holder to the Company for inclusion in such Prospectus or to the extent that in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(c). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

            (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

            An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding affected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

            All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

            (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount of proceeds actually received by such Holder from the sale of the Registrable Securities by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of gross negligence or fraud by such Holder. The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

      6.    Miscellaneous

            (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

            (b) Compliance. Each Holder covenants and agrees that it will comply with federal and state securities laws including the prospectus delivery requirements of the Securities Act as applicable to it in connection with resales of Registrable Securities pursuant to the Registration Statement.

            (c) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

            (d) Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within fifteen days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights.

            (e) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each Holder of the then outstanding Registrable Securities.

            (f) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address or facsimile number for such notices and communications shall be delivered and addressed as set forth in the Purchase Agreement.

            (g) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

            (h) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

            (i) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, New York. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by delivering a copy thereof via overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

            (j) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

            (k) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

            (l) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (m) Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser hereunder are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

            (n) Conflicting Instructions. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons or entities with respect to the same Registrable Securities, the Company will act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


---------------------------------           ----------------------------
Xfone, Inc.                 Date

By:
    -----------------------------

Title:
     ----------------------------

                                    -----------------------------

                                    By:
                                          --------------------------
                                          Name:
                                          Title:

                                 SCHEDULE 2 (d)

                          Outstanding Rights to Equity

                                  SCHEDULE 2(s)

                                 Capitalization